                                                                                                   Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-KSB of Intelligentias, Inc. (the “Company”) for the year ended December 31, 2006, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, Ian Rice, Chief Executive Officer of the Company hereby certifies, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

By: /s/ IAN RICE
    Ian Rice
    Chief Executive Officer and Chairman of the Board of Directors

April 13, 2007